UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2020

Central Index Key Number of the issuing entity: 0001830315

BANK 2020-BNK29

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-227446-12	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

On November 30, 2020 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK 2020-BNK29, Commercial Mortgage Pass-Through Certificates, Series 2020-BNK29 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2020 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Courtyard Marriott Solana Beach” on Exhibit B to the Pooling and Servicing Agreement (the “Courtyard Marriot Solana Beach Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Courtyard Marriot Solana Beach Whole Loan”) that includes the Courtyard Marriot Solana Beach Mortgage Loan and one pari passu promissory note (the “Companion Loan”) that is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Courtyard Marriott Solana Beach Whole Loan will be serviced and administered (i) prior to the securitization of the related lead servicing Companion Loan (represented by promissory note A-1), under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related lead servicing Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The lead servicing Companion Loan related to the Courtyard Marriott Solana Beach Whole Loan was securitized on December 16, 2020 in connection with the issuance of a series of mortgage pass-through certificates entitled Wells Fargo Commercial Mortgage Trust 2020-C58, Commercial Mortgage Pass-Through Certificates, Series 2020-C58. Consequently, the Courtyard Marriott Solana Beach Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of December 1, 2020 (the “WFCM 2020-C58 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The WFCM 2020-C58 PSA is attached hereto as Exhibit 4.5.

The servicing terms of the WFCM 2020-C58 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated November 23, 2020 (the “Prospectus”), and the following:

•	The related Non-Serviced Master Servicer earns a primary servicing fee with respect to the Courtyard Marriott Solana Beach Mortgage Loan that is to be calculated at 0.00250% per annum.
•	Upon the Courtyard Marriott Solana Beach Mortgage Loan becoming a specially serviced loan under the WFCM 2020-C58 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25000% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee is subject to a minimum fee of $5,000.
•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal (other than any amount for which a liquidation fee is paid) and interest in respect of the Courtyard Marriott Solana Beach Whole Loan (other than penalty charges and excess interest) made by the related borrower after any workout of the Courtyard Marriott Solana Beach Whole Loan. The workout fee is subject to a minimum fee of $25,000 and is not subject to a cap.
•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation of the Courtyard Marriott Solana
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Beach Whole Loan. The liquidation fee is subject to a minimum fee of $25,000 or 3.0%, whichever is less, and is not subject to a cap.

•	The operating advisor under the WFCM 2020-C58 PSA will be entitled to consult with the related Non-Serviced Special Servicer under different circumstances than those under which the BANK 2020-BNK29 operating advisor is entitled to consult with the BANK 2020-BNK29 special servicer. In particular, such operating advisor will be entitled to consult on major decisions when the principal balance of the “eligible horizontal residual interest” (as defined under Regulation RR) issued by the WFCM 2020-C58 securitization trust is 25% or less than the initial balance thereof (taking into account appraisal reduction amounts and collateral deficiency amounts). In addition, the operating advisor under the WFCM 2020-C58 PSA will at any time be entitled to recommend the termination of the WFCM 2020-C58 special servicer if it determines, in its sole discretion exercised in good faith, that (i) such special servicer is not performing its duties as required under the WFCM 2020-C58 PSA or is otherwise not acting in accordance with the related servicing standard and (ii) the replacement of the WFCM 2020-C58 special servicer would be in the best interest of the WFCM 2020-C58 certificateholders as a collective whole. Such recommendation would then be subject to confirmation by the WFCM 2020-C58 certificateholders pursuant to a certificateholder vote.
•	Unlike the Pooling and Servicing Agreement, the WFCM 2020-C58 PSA does not provide certain non-binding consultation rights in respect of the Courtyard Marriott Solana Beach Mortgage Loan (if such Mortgage Loan is specially serviced) to a representative of the holders of the credit risk retention interests.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

4.5	Pooling and Servicing Agreement, dated as of December 1, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the Courtyard Marriott Solana Beach Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated: December 28, 2020

BANK 2020-BNK29 – Form 8-K (Courtyard Marriott Solana Beach Servicing Shift)